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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2004


                      AMERIQUEST MORTGAGE SECURITIES INC.

                 (as depositor under the Pooling and Servicing
               Agreement, dated as of June 1, 2004, providing for
                   the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2004-R5)


                      AMERIQUEST MORTGAGE SECURITIES INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-112203              33-0885129
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
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 Item 5.          OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-R5 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2004-R5 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Credit Suisse First Boston (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

              99.1 Computational Materials (as defined in Item 5) that have been provided by Credit Suisse First Boston to certain prospective purchasers of Ameriquest Mortgage Securities Inc. Asset- Backed Pass-Through
                                            Certificates, Series 2004-R5.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004


                                       AMERIQUEST MORTGAGE SECURITIES INC.


                                       By: /s/ John P. Grazer
                                          --------------------------------
                                       Name:   John P. Grazer
                                       Title:  CFO

                                Index to Exhibits




                                                               Sequentially
Exhibit No.        Description                                Numbered Page
-----------        ------------                               -------------
    99.1          Computational Materials (as defined            P
                  in Item 5) that have been provided
                  by Credit Suisse First Boston
                  Incorporated to certain prospective
                  purchasers of Ameriquest Mortgage
                  Securities Inc. Asset-Backed
                  Pass-Through Certificates, Series
                  2004-R5.

                                  EXHIBIT 99.1


                                [FILED BY PAPER]